UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13175 (Commission File Number)	74-1828067 (IRS Employer Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)	78249 (Zip Code)
Registrant’s telephone number, including area code: (210) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 28, 2008, Valero Energy Corporation (the “Company”) issued a press release announcing that the Company’s board of directors (“Board”) approved a new $3.0 billion repurchase authorization for shares of its common stock.
     The press release also announced that the Board approved an expansion at the Company’s refinery in Port Arthur, Texas that will involve the construction of a 50,000 barrel-per-day hydrocracker, a 45,000 barrel-per-day coker, and revamps and expansions of numerous other units at an estimated cost of $2.4 billion.
     A copy of the press release is furnished with this report as Exhibit 99.01, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Press release dated February 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: February 29, 2008	By:	/s/ Jay D. Browning

Jay D. Browning
Senior Vice President and Secretary

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